UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Hancock Park Corporate Income, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HANCOCK PARK CORPORATE INCOME, INC.
10 South Wacker Drive, Suite 2500
Chicago, Illinois 60606
(847) 734-2000
September 8, 2022
To Our Stockholders:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Hancock Park Corporate Income, Inc. (the “Annual Meeting”) to be held on Wednesday, October 19, 2022 at 10:00 a.m., local time, at 10 South Wacker Drive, 25th Floor, Chicago, Illinois 60606.
The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.
We are providing access to our proxy materials online under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this Proxy Statement and our 2021 Annual Report. The notice contains instructions on how to access documents online. The notice also contains instructions on how stockholders can receive a paper copy of our materials, including this Proxy Statement, our 2021 Annual Report, and a form of proxy card or voting instruction card. Those who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy by mail unless they have previously requested delivery of materials electronically. We believe that this distribution process is more resource and cost efficient.
Your vote is important. Regardless of whether you participate in the Annual Meeting, we hope you vote as soon as possible. You may vote by proxy online or by phone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Voting online, by phone, written proxy, or voting instruction card ensures your representation at the Annual Meeting.
Thank you for your ongoing support of, and continued interest in, Hancock Park Corporate Income, Inc.
Sincerely yours,
Bilal Rashid
Chairman of the Board of Directors, President and Chief Executive Officer

HANCOCK PARK CORPORATE INCOME, INC.
10 South Wacker Drive, Suite 2500
Chicago, Illinois 60606
(847) 734-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On October 19, 2022

To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders of Hancock Park Corporate Income, Inc., or the Annual Meeting, will be held on Wednesday, October 19, 2022 at 10:00 a.m., local time, at 10 South Wacker Drive, 25th Floor, Chicago, Illinois 60606. The purposes of the Annual Meeting are as follows:
1.To elect one (1) member to our board of directors to serve as a Class III director, for a term of three years, or until her successor is elected and qualified;
2.To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022; and
3.To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
Instead of mailing a paper copy of our proxy materials to all of our stockholders, we are providing access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, instead of a paper copy of our proxy statement and Annual Report for the fiscal year ended December 31, 2021, or the 2021 Annual Report. We will mail the Notice on or about September 8, 2022, which contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including our proxy statement, our 2021 Annual Report, and a form of proxy card or voting instruction card. All stockholders who do not receive the Notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail unless they have previously requested delivery of proxy materials electronically. We have chosen to employ this distribution process to conserve natural resources and reduce the costs of printing and distributing our proxy materials.
Stockholders of record at the close of business on Wednesday, August 24, 2022 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.
Your vote is important no matter how many shares you own. Whether you expect to attend the Annual Meeting or not, please vote your shares by using the Internet as described in the instructions included in the Notice, by calling the toll-free telephone number, or, if you received a paper copy of the proxy materials, by completing, signing, dating and returning your proxy card or voting instruction form. Your prompt response is necessary to ensure that your shares are represented at the Annual Meeting. You can change your vote and revoke your proxy at any time before the polls close at the Annual Meeting by following the procedures described in the accompanying proxy statement.
All stockholders are cordially invited to attend the Annual Meeting.
By Order of the Board of Directors,
Tod K. Reichert
Corporate Secretary
Chicago, Illinois
September 8, 2022

HANCOCK PARK CORPORATE INCOME, INC.
10 SOUTH WACKER DRIVE, SUITE 2500
CHICAGO, ILLINOIS 60606

PROXY STATEMENT

for the 2022 Annual Meeting of Stockholders
to be held on Wednesday, October 19, 2022
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Hancock Park Corporate Income, Inc., also referred to in this proxy statement as the “Company,” “Hancock Park,” “we” or “us,” for use at our 2022 Annual Meeting of Stockholders, or the Annual Meeting, to be held on Wednesday, October 19, 2022 at 10:00 a.m., local time, at 10 South Wacker Drive, 25th Floor, Chicago, Illinois 60606, and at any adjournment or postponement thereof. You may obtain directions to the location of the Annual Meeting by contacting Tod K. Reichert, Corporate Secretary, Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606; telephone: (847) 734-2000.
All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted FOR the election of the director nominee of our board of directors and FOR the ratification of our independent public accounting firm. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to our corporate secretary, by submission of a new, later-dated proxy or by appearing at the Annual Meeting and voting in person, See “ — Changing Your Vote; Revocation of Proxy” below.
It is anticipated that the Notice of Internet Availability of Proxy Materials will first be sent to stockholders on or about September 8, 2022. This proxy statement, including the accompanying form of proxy, collectively referred to as the Proxy Statement, and the Company’s Annual Report for the fiscal year ended December 31, 2021, or the Annual Report, will first be made available to stockholders on or about September 8, 2022. The Annual Report and Proxy Statement can both be accessed online at www.proxyvote.com beginning on September 8, 2022.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the U.S. Securities and Exchange Commission (the “SEC”), except for exhibits, will be furnished without charge to any stockholder upon written request to Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary, telephone: (847) 734-2000.
Voting Securities
Stockholders of record at the close of business on Wednesday, August 24, 2022 will be entitled to notice of, and to vote at, the Annual Meeting. On that date, 2,024,016 shares of our common stock were issued and outstanding. Each share of common stock entitles the holder thereof to one vote with respect to all matters submitted to stockholders at the Annual Meeting. We have no other securities entitled to vote at the Annual Meeting.
Quorum and Vote Required
The presence in person or representation by proxy of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained. Abstentions are included in the shares present at the Annual Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus, have no effect on the outcome.
If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” Broker non-votes (when shares are represented at the Annual Meeting by a proxy specifically conferring only limited authority to vote on those matters for which specific authorization is required) are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus, have no effect on the outcome.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on the ratification of KPMG LLP, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors without instructions from you, in which case a broker non-vote will occur, and your shares will not be voted on this matter. We urge you to provide instructions to your broker or nominee so that your votes may be considered on this important matter.
The table below sets forth the quorum requirements and votes required for each of the proposals to be presented at Annual Meeting:

Proposal	Description	Quorum Requirement	Vote Required	Broker Discretionary Voting Allowed
No. 1	Election of one Class III director.	The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of common stock entitled to vote at the Annual Meeting.	The affirmative vote of the holders of a plurality of the shares of common stock represented at the Annual Meeting, provided a quorum is present in person or by proxy.	No
No. 2	Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022.	The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of common stock entitled to vote at the Annual Meeting.	The affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock represented at the Annual Meeting and voting on this proposal, provided a quorum is present in person or by proxy.	Yes
Election of Class III Director. The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting is required to elect the nominee, Ms. Elaine E. Healy, as a Class III director. Stockholders may not cumulate their votes. If you vote “withhold from nominee” with respect to Ms. Healy, your shares will not be voted with respect to Ms. Healy. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal. Similarly, broker non-votes will have no effect on the outcome of the vote. Under plurality voting, Ms. Healy may be elected even if she receives a favorable vote of less than a majority of the Company’s outstanding common stock.
Ratification of Our Independent Registered Public Accounting Firm. The affirmative vote of a majority in voting power of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and voting on this proposal is required to approve this proposal. An abstention from voting on this proposal will have no effect on the outcome of this proposal. Since banks and brokers will have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 2, we expect that there will be no broker non-votes regarding Proposal 2 (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power).
Voting Your Shares
If you are the record holder of your shares, you may vote in one of four ways. You may vote by submitting your proxy by telephone, over the Internet, by mail or you may vote in person at the Annual Meeting.
You may vote by telephone. You may vote your shares by following the “Vote by Phone” instructions set forth on the enclosed proxy card.
You may vote over the Internet. If you have Internet access, you may vote your shares from any location in the world by following the “Vote by Internet” instructions set forth on the enclosed proxy card.
You may vote by mail. You may vote by completing, dating and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-paid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our board of directors. Our board of directors recommends that you vote FOR the director nominee of our board of directors and FOR the ratification of our independent public accounting firm.
You may vote in person. If you attend the Annual Meeting and are a registered stockholder, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the Annual Meeting. If you hold your shares through a bank or broker, you must obtain a legal proxy from your bank or broker in order to vote at the Annual Meeting.

Changing Your Vote; Revocation of Proxy
Voting by telephone, over the Internet or execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. A proxy may be revoked before it is used to cast a vote. To revoke a proxy, a stockholder must:
•file with our corporate secretary, at or before the taking of the vote, a written notice of revocation bearing a later date than the proxy;
•duly execute a later dated proxy relating to the same shares and deliver it to our corporate secretary before the taking of the vote; or
•attend the Annual Meeting and vote in person.
Attendance at the Annual Meeting, if a stockholder does not vote at the Annual Meeting, will not be sufficient to revoke a proxy.
Any written notice of revocation or subsequent proxy should be sent to us at the following address: Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary. The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified in those proxies.
If the shares you own are held in your name and you do not specify on the proxy card how your shares are to be voted, they will be voted FOR (i) the election of the director nominee named in this proxy statement and recommended by our board of directors, (ii) the ratification of the selection of KPMG LLP as our independent registered public accounting firm and (iii) any other items that may properly come before the Annual Meeting in the discretion of the persons appointed as proxies.
If the shares you own are held in “street name,” the bank or brokerage firm, as the record holder of your shares, is required to vote your shares in accordance with your instructions. To vote your shares held in “street name,” you will need to follow the directions provided to you by your bank or brokerage firm.
Information Regarding This Solicitation
The accompanying proxy is solicited by and on behalf of our board of directors, and we will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing the Notice of Internet Availability of Proxy Materials, this proxy statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card.
The Company intends to use the services of D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies and expects to pay market rates for such services, with an estimated fee of approximately $12,500, including expenses. As the Annual Meeting approaches, certain stockholders may receive a telephone call from a representative of D.F. King if the stockholder’s votes have not yet been received. Proxies may also be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and/or facsimile transmission.
IF YOU PLAN TO ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES OF THE COMPANY’S COMMON STOCK IN PERSON, YOU WILL NEED TO BRING PHOTO IDENTIFICATION IN ORDER TO BE ADMITTED TO THE ANNUAL MEETING. IN ADDITION, PLEASE BE ADVISED THAT THE COMPANY CONTINUES TO MONITOR THE COVID-19 PANDEMIC AND THE RELATED HEALTH AND TRAVEL CONCERNS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS
The following table sets forth information regarding beneficial ownership of our common stock as of August 24, 2022 by:
•each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock as of such date, based upon information furnished by our transfer agent and other information obtained from such persons, if available;
•each of our directors (which includes our nominee);
•our officers; and
•all of our directors and officers as a group.
The number of shares of common stock beneficially owned by each person or entity is determined in accordance with the applicable rules of the SEC and includes voting or investment power with respect to shares of our common stock. The information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under state community property laws. The Company’s directors are divided into two groups — independent directors and interested directors. Interested directors are “interested persons” of Hancock Park Corporate Income, Inc. as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, or the 1940 Act. Unless otherwise indicated, the address of all officers and directors is c/o Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. The inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares.
There were, as of August 24, 2022, approximately 243 holders of record and 462 beneficial holders of our common stock.

Name and Address of Beneficial Owner	Total Number of Shares Beneficially Owned(2)	Percentage of Common Stock Beneficially Owned(1)	Dollar Range of Our Equity Securities Beneficially Owned by Directors(2)(3)	Dollar Range of Equity Securities in the Fund Complex Beneficially Owned by Directors(2) (3)(4)(5)
Holders of more than 5% of our Common Stock:
None	―	―	―	―
Independent Directors:
Ashwin Ranganathan	0	None	None	None
Elaine E. Healy	0	None	None	Over $100,000
Interested Director:
Bilal Rashid	0	None	None	Over $100,000
Officers Who Are Not Directors:
Jeffrey A. Cerny	0	None	N/A	Over $100,000
Mukya S. Porter	0	None	N/A	N/A
Tod K Reichert	0	None	N/A	N/A
Ross Teune	0	None	N/A	N/A
All Directors and officers as a group (7 persons)	0	―	N/A	N/A

*    Less than 1% of our outstanding common stock.
(1)    Applicable percentage of ownership for each holder is based on 2,024,016 shares of common stock outstanding on August 24, 2022.
(2)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. None of the reported shares held by our directors or officers are pledged as security.
(3)    The dollar range of our equity securities beneficially owned is calculated by multiplying the offering price of our common stock as of August 24, 2022, times the number of shares beneficially owned.
(4)    The dollar range of equity securities that were beneficially owned by each director or officer as of August 24, 2022 is stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or Over $100,000. “Fund Complex” includes: (i) the Company; and (ii) OFS Capital Corporation (“OFS Capital”), each of which are business development companies (“BDCs”) advised by OFS Capital Management, LLC (“OFS Advisor”); (iii) OFS Credit Company, Inc. (“OFS Credit”), a closed end investment company advised by OFS Advisor; and (iv) CIM Real Assets & Credit Fund (“CIM RACR”), a registered investment company sub-advised by OFS Advisor.
(5)    Orchard First Source Asset Management, LLC (“OFSAM”) owns 2,946,474 shares of the common stock of OFS Capital. OFSAM is owned directly or indirectly by Bilal Rashid, a trust established for the benefit of Jeffrey A. Cerny's family members for which Mr. Cerny serves as a trustee, and a subsidiary of a trust established by Richard S. Ressler for the benefit of his family members for which Mr. Ressler serves as trustee. Messrs. Ressler and Cerny disclaim beneficial ownership of the shares held by OFSAM except to the extent of their pecuniary interest therein. The dollar range of the equity securities of OFS Capital beneficially owned is calculated by multiplying the closing price of OFS Capital’s common stock as reported on The Nasdaq Global Select Market on August 24, 2022, times the number of shares beneficially owned. OFSAM and its affiliates own 665,623 shares of the common stock of OFS Credit. Additionally, Messrs. Ressler, Rashid, Cerny and Reichert purchased, 337,500, 11,300, 11,250 and 7,500, respectively, shares of the common stock of OFS Credit in its initial public offering and subscription rights offering and have each received additional shares in connection with share dividend distributions. The dollar range of the equity securities of OFS Credit beneficially owned is calculated by multiplying the closing price of OFS Credit’s common stock as reported on the Nasdaq Capital Market on August 24, 2022, times the number of shares beneficially owned. OFSAM votes its shares of the common stock of OFS Capital and OFS Credit as determined by OFSAM’s executive committee, which is comprised of Richard Ressler, as well as Messrs. Rashid and Cerny. Neither of Messrs. Rashid or Cerny is a beneficial owner of the common stock of OFS Capital or OFS Credit held by OFSAM for purposes of Section 13(d) of the Exchange Act.

PROPOSAL ONE
ELECTION OF DIRECTORS
Board Recommendation
Our board of directors recommends a vote “FOR” the election of Ms. Healy as a Class III director.
We have three classes of directors, currently consisting of one Class I director, one Class II director and one Class III director. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually. Elaine E. Healy is currently serving as the Class III director and her term expires in 2022. Ashwin Ranganathan is currently serving as the Class I director and his term expires in 2023. Bilal Rashid is currently serving as the Class II director and his term expires in 2024. The Class III director elected this year will serve as a member of our board of directors until the 2025 annual meeting of stockholders, or until her successor is elected and qualified.
The persons named in the enclosed proxy card will vote to elect Ms. Healy as a Class III director unless you cast a vote “withhold from nominee” by marking the proxy card (whether executed by you or through the Internet or telephonic voting). Ms. Healy currently serves on our board of directors, has indicated her willingness to continue to serve if elected and has consented to be named as a nominee. However, if the director nominee should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by our board of directors. Our board of directors has no reason to believe that the nominee will be unable to serve if elected.
Summary of Nominee and Incumbent Directors
Director Nominee

Name	Age	Director Since	Term Expiring	Primary Occupation	Committee Memberships(1)	Public Company Boards(2)
Elaine E. Healy*	60	2021	2022	Co-Founder and Co-Chief Executive Officer of NexGen Venture Partners, LLC	A (chair), N	3
Incumbent Directors

Name	Age	Director Since	Term Expiring	Primary Occupation	Committee Memberships(1)	Public Company Boards(2)
Ashwin Ranganathan*†	52	2022	2023	Founder and Chief Executive Officer of Sikander Capital	A, N (chair)	3

Bilal Rashid	51	2015	2024	Chairman of the Board, President and Chief Executive Officer of the Company	―	4
* Independent Director
† On January 3, 2022, Marc I. Abrams notified the board of directors of his intention to retire. Mr. Abrams’s resignation from the board of directors, and from each of the committees of the board of directors on which he served, was effective on January 4, 2022. The resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, practices or otherwise. On January 5, 2022, our board of directors, upon the recommendation of the Nominating and Corporate Governance Committee, voted to appoint Ashwin Ranganathan as a Class I director of the board of directors, the chair of the Nominating and Corporate Governance Committee and a member of the Audit Committee, to fill the vacancy created by Mr. Abrams’s retirement and resignation. Mr. Ranganathan was appointed to serve as a member of the board of directors until the 2023 annual meeting of stockholders, or until his successor is duly elected and qualified.
(1)    A = Audit committee of the board of directors (the "Audit Committee”)
N = Nominating and corporate governance committee of the board of directors (the "Nominating and Corporate Governance Committee”)
(2)    Includes directorships in the Fund Complex, including the Company, OFS Capital and OFS Credit each of which are advised by OFS Advisor, and CIM RACR, which is subadvised by OFS Advisor.

Director Qualifications
In considering whether to recommend any particular candidate for inclusion in the board of director’s slate of recommended director nominees, the Nominating and Corporate Governance Committee applies the criteria attached to its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee.

We believe that our directors and nominee have an appropriate balance of knowledge, experience, attributes, skills and expertise required for our board as a whole and that we have sufficient independent directors to comply with applicable law and regulations. We believe that our directors have a broad range of personal and professional characteristics. The following tables summarize certain of these key qualifications, attributes, skills and experiences, and identify director candidates possessing the same.

Experience, Expertise or Attribute	Importance
Leadership and management ability (L)	The Company believes that those who have held significant executive leadership roles bring a unique perspective to board service. Generally, these individuals possess a number of important leadership qualities, including strategic planning skills, practical application of risk analysis, the ability to problem solve in even the most difficult of circumstances, and the ability to make highly impactful, definitive decisions.
Financial Experience (FE)	An understanding of finance, the financial services industry and asset management is an important component of serving on our board of directors.
Corporate Governance (CG)	The rules, responsibilities and obligations governing the Company, and its subsidiaries, create a framework from within which the Company operates and executes its strategic mission. As such, they create an important backdrop to every board discussion, decision and plan, and knowledge of these rules aids in fostering such discussions, making such decisions and creating such plans.
Innovation and Strategic Proposals (ISP)	The practical, solutions-oriented experience that comes with business operations and the planning, implementation and maintenance of strategic activities provides a valuable backdrop for the performance of board activities. Accordingly, the Company seeks and values directors with experience in a variety of business operations and strategic planning.
Risk Management (RM)	Risk management plays an integral role in all facets of the Company’s decision-making and strategic planning. Failure to appropriately identify, anticipate or plan for, and respond to, material risks could have a meaningful, detrimental impact to the Company. Accordingly, directors with practical risk management experience are particularly important to the Company.
Diversity (D)	The Company recognizes that board diversity, including of gender, race, ethnicity, experience, background, and thought creates a more balanced, inclusive, and better prepared decision-making body.

	L	FE	CG	ISP	RM	D
Elaine E. Healy	•	•	•	•	•	•
Ashwin Ranganathan	•	•	•	•	•	•
Bilal Rashid	•	•	•	•	•	•

Our board of directors does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. We believe diversity is important because a variety of viewpoints contribute to an effective decision-making process.
The table below provides certain highlights of the composition of our board members and nominee demonstrating certain "Diverse" characteristics. Diverse means an individual who self-identifies as female, an Underrepresented Minority, or LGBTQ+.
Board Diversity Matrix (as of August 24, 2022)

Total Number of Directors	3
	Female	Male	Non-binary	Did not disclose gender
Part I: Gender Identity
Directors	1	2
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		2
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	1

Set forth below for each of our directors, including the Class III director nominee, is information as of August 24, 2022 with respect to each director’s (a) name and age, (b) positions and offices with us, (c) principal occupation and business experience during at least the past five years, (d) directorships, if any, of publicly held companies held during the past five years and (e) the year such person became a member of our board of directors.
Following each director’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led our nominating and corporate governance committee and board of directors to determine that each individual should serve as a director.

Our Director Nominee				Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director (3) 2
Independent Director
Ms. Healy is considered independent for purposes of the 1940 Act.
Class III director, nominee to be elected at the 2022 Annual Meeting of Stockholders (if elected, term to expire in 2025)
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Elaine E. Healy (1)(2)	60	2021
Ms. Healy is a co-founder and Co-Chief Executive Officer of NexGen Venture Partners, LLC, dba Aura Wireless, a provider of wireless infrastructure technology (“NexGen”). Prior to co-founding NexGen, Ms. Healy was a co-founder, president and chief operating officer of Accel Networks, LLC, a fixed cellular wireless broadband service provider founded in November 2002 and acquired in June 2015. She currently serves on the board of directors of OFS Capital and Consensus Cloud Solutions. She is a senior executive with a broad investment background investing in operating companies ranging from start-ups to emerging growth to publicly traded entities and serving as a director of companies in a wide range of industries prior to becoming an entrepreneur. Throughout her career, she has participated in, or been responsible for, the periodic valuation of both debt and equity portfolios. Ms. Healy graduated from The Florida State University in 1984 with a Bachelor of Science in Finance.
Ms. Healy, the chair of our audit committee, has vast experience in the financial and operational aspects of complex businesses, and her skills gained through service as a chief executive officer, president and chief operating officer is essential to our board of directors. She brings to our board of directors a unique perspective on a wide range of investment vehicles, including closed-end funds, SBICs, business development companies and both limited and general partnerships. Ms. Healy’s background has enabled her to cultivate an enhanced understanding of operations and strategy with an added layer of risk management experience that is an important aspect of the composition of our board of directors.

Our Current Directors				Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director (3) 3
Independent Director
Mr. Ranganathan is considered independent for purposes of the 1940 Act.
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Ashwin Ranganathan (1)(2)	52	2022
Mr. Ranganathan currently serves on the board of OFS Capital and CIM RACR. Mr. Ranganathan is the founder and CEO of Sikander Capital, a multi-asset family office focused on equity, venture capital and real estate, which he founded in 2013. Prior to that, from 2005 until 2013, he was a partner and managing director at Tudor Capital, a $13 billion global multi-strategy hedge fund where he managed a $500 million Asia Pacific long/short equity portfolio, was co-portfolio manager of Tudor Capital’s emerging markets fund and a member of the board of directors of Tudor Capital Singapore. From 2001 to 2005, Mr. Ranganathan was a senior vice president and an equity partner at Oaktree Capital Management, a global asset management firm specializing in alternative investment strategies, where he served as head of the global emerging markets group. Mr. Ranganathan began his career at Goldman Sachs Asset Management in 1994, where he worked as a portfolio manager in the firm’s Hong Kong and New York offices. Mr. Ranganathan graduated from St. Stephens College, Delhi University in 1991 with a Bachelor in English Literature and Exeter College, Oxford University in 1994 with a Master in Philosophy, Politics and Economics. Mr. Ranganathan’s term as a Class I Director will expire in 2023.
Mr. Ranganathan, the chair of our nominating and corporate governance committee, has vast experience in asset management and expertise in investments qualifies him for service on the board of directors. Mr. Ranganathan’s background in managerial positions in investment management and financial services gives our board of directors valuable industry-specific knowledge and expertise on these and other matters.

Our Current Directors (Continued)				Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director (3) 4
Interested Director
Mr. Rashid is an interested person, as defined in the 1940 Act, due to his position as an officer of Hancock Park.
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Bilal Rashid	51	2015
Mr. Rashid has served as our Chairman of the board of directors, President and Chief Executive Officer since 2015. He is also Chairman of the Board, President and Chief Executive Officer of OFS Credit, Chairman of the Board and Chief Executive Officer of OFS Capital, Director of CIM RACR, President and a Senior Managing Director of Orchard First Source Capital, Inc. (“OFSC”) and OFS Advisor, Chief Executive Officer of OFSAM, and a member of OFSAM’s investment and executive committees. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 25 years of experience in investing as it relates to corporate credit and structured credit, investment banking and debt capital markets. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University. Mr. Rashid’s term as a Class II Director will expire in 2024.
Through his years of work in investment banking, capital markets and in sourcing, leading and managing investments, Mr. Rashid has developed expertise and skills that are relevant to understanding the risks and opportunities that the Company faces and which are critical to implementing our strategic goals and evaluating our operational performance.

(1)    Member of the Audit Committee.
(2)    Member of the Nominating and Corporate Governance Committee.
(3)    The “Fund Complex” includes the Company, OFS Capital, OFS Credit and CIM RACR.
No director or executive officer is related by blood, marriage or adoption to any other director or officer. No arrangements or understandings exist between any director or person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.
For information relating to shares of our common stock owned by each of our directors, see the disclosure set forth under the headings “Fiscal Year 2021 Director Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”
Required Vote
The director nominee shall be elected by a plurality of all the votes present in person or represented by proxy at a meeting of stockholders duly called and at which a quorum is present. Each share may be voted for the director nominee. Votes that are withheld will have no effect on the outcome of the vote on this proposal.

CORPORATE GOVERNANCE
General
We believe that good corporate governance is important to ensure that Hancock Park is managed for the long-term benefit of our stockholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other companies.
This section describes key corporate governance practices that we have adopted. Complete copies of our committee charters, code of business conduct and code of ethics are available in the “Governance” section of our website at www.hancockparkbdc.com. Alternatively, you may request a copy of any of these documents by writing to Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, attention: Tod K. Reichert, Corporate Secretary, telephone: (847) 734-2000.
Board Determination of Independence
A director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the past two years had, a material business or professional relationship with us.
Our board of directors has determined that none of Ashwin Ranganathan and Elaine E. Healy, who currently comprise our audit and nominating and corporate governance committees, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is independent.
In determining the independence of the directors listed above, our board of directors also considered each of the statutory requirements, polices and relationships discussed in “Related-Party Transactions and Certain Relationships” and “Review, Approval or Ratification of Transactions with Related Persons.”
Board Meetings and Attendance
Our board of directors met 15 times during the fiscal year ended December 31, 2021, or Fiscal Year 2021, either in person or by teleconference. During Fiscal Year 2021, each director attended at least 75% of the aggregate of the total number of board meetings and the total number of meetings held by all committees on which he or she then served.
Director Attendance at Annual Meetings of Stockholders
The Company’s policy is to encourage its directors to attend each annual meeting of the Company’s stockholders; however, such attendance is not required at this time. All of our directors attended the 2021 annual meeting, and all of our directors are expected to attend the 2022 Annual Meeting.
Board Leadership Structure; Independent Lead Director
Our board of directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our officers, and approves the engagement, and reviews the performance of, our independent registered public accounting firm.
Our board of directors understands that there is no single, generally accepted approach to providing board leadership and that, given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. Consistent with this understanding, the independent directors consider the board of director’s leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of our operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the board of directors.

Chairman and Chief Executive Officer
The board of directors currently combines the role of Chairman of the Board with the role of Chief Executive Officer (“CEO”), coupled with a Lead Independent Director position to further strengthen the governance structure. Our board of directors believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy.
Moreover, the board of directors believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and CEO.
Specifically:
•two of the three current directors of the Company are independent directors;
•all of the members of the audit committee and nominating and corporate governance committee are independent directors;
•the board of directors and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Rashid and other members of management;
•the board of directors and its committees regularly conduct meetings that specifically include Mr. Rashid; and
•the board of directors and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors.
Lead Independent Director
The board of directors has appointed a Lead Independent Director to provide an additional measure of balance, ensure the board of director’s independence, and enhance the board of director’s ability to fulfill its management oversight responsibilities. Elaine E. Healy currently serves as the Lead Independent Director. The Lead Independent Director:
•presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;
•works with the Chairman of the Board in the preparation of the agenda for each board meeting and in determining the need for special meetings of the board of directors;
•frequently consults with the Chairman and CEO about strategic policies;
•provides the Chairman and CEO with input regarding board meetings;
•serves as a liaison between the Chairman and CEO and the independent directors;
•consults with the Chairman and CEO on matters relating to corporate governance and board performance; and
•otherwise assumes such responsibilities as may be assigned to her by the independent directors.
While we currently do not have a policy mandating an independent lead director, the board of directors believes that at this time, having an independent director fulfill the lead director role is the right approach for the Company. Having a combined Chairman and CEO, coupled with a substantial majority of independent, experienced directors who evaluate the board and themselves at least annually, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.
Board Meetings and Committees
Our board of directors has established two standing committees — audit and nominating and corporate governance. Our audit and nominating and corporate governance committees each operate under a charter that has been approved by our board of directors. Current copies of the audit and nominating and corporate governance committee charters are posted in the Governance section of our website located at www.hancockparkbdc.com.
Audit Committee
During Fiscal Year 2021, our audit committee consisted of Marc I. Abrams and Elaine E. Healy. The audit committee currently consists of Ms. Healy and Ashwin Ranganathan. Mr. Abrams chaired the audit committee during Fiscal Year 2021. Ms. Healy currently chairs the audit committee. The audit committee held 15 meetings in Fiscal Year 2021. It is anticipated that Ms. Healy, if re-elected to the board of directors by our stockholders, and Mr. Ranganathan will continue to serve on the audit committee in 2022. No member of the audit committee is an

“interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act and meets the independence requirements of Rule 10A-3 of the Exchange Act. Our audit committee’s responsibilities include:
•appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from such firm;
•reviewing and discussing with management our annual and quarterly financial statements and related disclosures;
•monitoring our internal control over financial reporting and disclosure controls and procedures;
•discussing our risk management processes and procedures, as discussed below under the heading “Board of Directors Role in Risk Oversight”;
•establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
•meeting independently with our independent registered public accounting firm and management;
•reviewing and approving or ratifying any related person transactions; and
•preparing the audit committee report required by SEC rules (which is included on page 22 of this proxy statement).
Our board of directors has determined that Ms. Healy is an “audit committee financial expert” as defined by applicable SEC rules.
Nominating and Corporate Governance Committee
During Fiscal Year 2021, our nominating and corporate governance committee consisted of Marc I. Abrams and Elaine E. Healy. Our nominating and corporate governance committee currently consists of Ashwin Ranganathan and Ms. Healy. Ms. Healy chaired the nominating and corporate governance committee during Fiscal Year 2021. Mr. Ranganathan currently chairs the nominating and corporate governance committee. The nominating and corporate governance committee held four meetings in Fiscal Year 2021. It is anticipated that Mr. Ranganathan and Ms. Healy, if re-elected to the board of directors by our stockholders, will continue to serve on the nominating and corporate governance committee in 2022. No member of the nominating and corporate governance committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our nominating and corporate governance committee’s responsibilities include:
•identifying individuals qualified to become board members;
•recommending to the board of directors the persons to be nominated for election as directors and to each of the board of director’s committees;
•reviewing and making recommendations to the board of directors with respect to management succession planning; and
•overseeing an annual evaluation of the board of directors.
The processes and procedures followed by our nominating and corporate governance committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process, Including Diversity Considerations.”
Compensation Committee. Our board of directors does not currently intend to delegate any authority to a compensation committee because our executive officers will not receive any direct compensation from us.

Board of Directors Role in Risk Oversight
Our management team has the primary responsibility for risk management and must develop appropriate processes and procedures to identify, manage and mitigate risks. Our board of directors, through its oversight role, supervises our risk management activities to ensure that the risk management processes designed and implemented by our executives are adapted to, and integrated with, the board of director’s corporate strategy, designed to support the achievement of organizational objectives, functioning as directed and that necessary steps are taken to foster a culture of risk-adjusted decision-making throughout the enterprise.
A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full board of directors in setting our business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for us. Through dedicated sessions focusing entirely on corporate strategy, the full board reviews in detail the company’s short- and long-term strategies, including consideration of significant risks facing the Company and their potential impact.
Our board of directors performs its risk oversight function primarily through: (i) its standing committees, which report to the entire board and are comprised solely of independent directors; and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. For example, the board of directors manages and reviews cybersecurity risks facing our Company, including the potential for breach of our key information technology systems and systems and processes relating to the protection of customer and employee confidential information. The board of directors also meets periodically with internal IT and cybersecurity experts. Oversight of other risks is delegated to specific committees.
Oversight of our investment activities extends to oversight of the risk management processes employed by OFS Advisor as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of OFS Advisor, as necessary, and periodically requesting the production of risk management reports or presentations. The goal of the board of director’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of director’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
We believe that our approach to risk oversight, as described above, optimizes our ability to assess inter-relationships among the various risks, make informed cost-benefit decisions and approach emerging risks in a proactive manner for the Company. We also believe that our risk structure complements our current board leadership structure, as it allows our independent directors, through the two fully independent board committees and otherwise, to exercise oversight of the actions of management in identifying risks and implementing risk management policies and controls. We believe that the role of our board of directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.
Director Nomination Process, Including Diversity Considerations
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and other members of the board of directors, as applicable.
In considering whether to recommend any particular candidate for inclusion in the board of director’s slate of recommended director nominees, the nominating and corporate governance committee applies the criteria included in its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee.
We believe that our directors and director nominee have an appropriate balance of knowledge, experience, attributes, skills and expertise required for our board of directors as a whole and that we have sufficient independent directors to comply with applicable law and regulations. We believe that our directors have a broad range of personal and professional characteristics, including: leadership; management ability; financial experience; the ability to act with integrity and sound judgment; the capacity to demonstrate innovative thinking, consider strategic proposals, assist with the development of our strategic plan and oversee its implementation; the ability to oversee our risk management efforts; and the commitment to preparation for, and attendance at, board and committee meetings.
Our board of directors does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. We believe diversity is important because a variety of viewpoints contribute to an effective decision-making process.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, to the nominating and corporate governance committee, c/o Tod K. Reichert, Corporate Secretary, Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth under Article II, Section 11, “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” in our bylaws and that are described in this proxy statement under the heading “Submission of Stockholder Proposals.”
At the Annual Meeting, stockholders will be asked to consider the election of one independent director, Elaine E. Healy, who is standing for re-election.
Executive Sessions and Communicating with the Board of Directors
The independent directors serving on our board of directors intend to meet in executive sessions at the conclusion of regularly scheduled meetings of the board of directors, and additionally as needed, without the presence of any directors or other persons who are part of the Company’s management. These executive sessions of our board of directors are presided over by Ms. Healy, the Company’s Lead Independent Director, and it is anticipated that Ms. Healy, if re-elected to the board of directors by our stockholders, will continue to preside over these executive sessions.
Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board (if an independent director), or the lead director (if one is appointed), or otherwise the chairperson of the nominating and corporate governance committee, with advice and assistance from the general counsel and chief compliance officer and, if requested, outside legal counsel, is primarily responsible for monitoring communications from stockholders and for providing copies of summaries of such communications to the other directors as he or she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.
Stockholders who wish to send communications on any topic to the board of directors should address such communications to the Hancock Park Corporate Income, Inc. board of directors, c/o Tod K. Reichert, Corporate Secretary, Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606.
Related-Party Transactions and Certain Relationships
We have entered into agreements with OFS Advisor and its affiliates in which certain members of our senior management have ownership and financial interests.
Investment Advisory and Management Agreement
We have entered into an Investment Advisory and Management Agreement (the “OFS Advisory Agreement”) with OFS Advisor and will pay OFS Advisor a base management fee and incentive fee. The incentive fee will be computed and paid on income that we may not yet have received in cash. This fee structure may create an incentive for OFS Advisor to invest in certain types of securities. Additionally, we rely on investment professionals from OFS Advisor to assist our board of directors with the valuation of our portfolio investments. OFS Advisor’s base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of OFS Advisor are involved in the valuation process for our portfolio investments. In addition, the incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to cause us to make more speculative investments or increase our debt outstanding more than would be the case in the absence of such compensation arrangement. For the year ended December 31, 2021, the base management fee and incentive management fee were $562,903 and $339,609, respectively.
Administration Agreement
We have entered into an Administration Agreement, pursuant to which OFS Capital Services, LLC (“OFS Services”), an affiliate of OFS Advisor, furnishes us with office facilities, equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under our Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. The administration fee expense was $750,568 for the year ended December 31, 2021.
Staffing Agreements
OFS Advisor is an affiliate of OFSC, with which it has entered into a Staffing and Corporate Services Agreement, (the “Staffing Agreement”). Under the Staffing Agreement, OFSC makes available to OFS Advisor experienced investment professionals and access to the senior investment personnel and other resources of OFSC and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by the professionals of OFSC and its affiliates and commits the members of the Advisor Investment Committees (discussed below) to serve in that capacity. OFS Advisor capitalizes on the significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFSC’s investment professionals.
OFSC has also entered into a Staffing and Corporate Services Agreement with OFS Services. Under this agreement, OFS Services makes available to OFSC the administrative resources of OFS Services.
Sub-Advisory Agreement
On August 3, 2020, OFS Advisor entered into a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with CIM Capital IC Management, LLC, a Delaware limited liability company (the “Sub-Advisor”). The Sub-Advisor, a wholly owned subsidiary of CIM Group, LLC and an affiliate of OFS Advisor, is registered as an investment adviser with the SEC under the 1940 Act. Pursuant to the terms of the Sub-Advisory Agreement, the Sub-Advisor evaluated and advised us on private capital market strategy, including market trends and terms, provided financial and strategic planning advice and analysis, interpreted market demand for products, assisted in establishing our operational readiness and selecting and negotiating engagements with third-party service providers, and coordinated the dissemination of customary information to interested parties.
On February 2, 2022, OFS Advisor and the Sub-Advisor entered into a termination agreement pursuant to which the Sub-Advisory Agreement was terminated as of February 2, 2022.
Expense Support Agreement
On August 3, 2020, we entered into an Amended and Restated Expense Support and Conditional Reimbursement Agreement (the “Amended Expense Support Agreement”) with OFS Advisor and the Sub-Advisor, pursuant to which, for the period August 3, 2020 through February 1, 2022, the Sub-Advisor paid us a portion of our operating expenses (an “Expense Support Payment”) for each quarter in which we declared a distribution to our stockholders. On February 2, 2022, pursuant to the Second Amended Expense Support Agreement (the “Second Amended Expense Support Agreement” and together with the Amended Expense Support Agreement, the “ESAs”), OFS Advisor resumed making Expense Support Payments. The ESAs are designed to ensure no portion of our distribution to stockholders will be paid from our continuous private offering (the “Offering”) proceeds, and will provide for expense reduction payments to us in any quarterly period our cumulative distributions to stockholders exceeds our cumulative distributable ordinary income and net realized gains.
The Second Amended Expense Support Agreement also provides for reimbursement of these payments by us to OFS Advisor, including Expense Support Payments previously made by the Sub-Advisor, conditioned upon our maintenance of our historic distribution rate and our realization of an unsupported “other operating expenses” ratio below historic levels of supported expense ratios for the period(s) to be reimbursed. For this purpose, “other operating expenses” means all of our operating expenses, excluding organizational and offering expenses, base management fees and incentive fees, distribution and stockholder servicing fees, financing fees and interest, and brokerage commissions and extraordinary expenses. In addition, all reimbursement payments shall be deemed to relate to the earliest unreimbursed expense payments made by OFS Advisor and the Sub-Advisor to us within three years prior to the last business day of the quarter in which such reimbursement payment obligation is incurred.

The Second Expense Support Agreement may be terminated by OFS Advisor, without payment of any penalty, upon written notice to us. In addition, the Second Expense Support Agreement will automatically terminate in the event of (i) termination of the OFS Advisory Agreement, or (ii) our dissolution or liquidation. The expense reimbursement may not be made for the purpose or effect of increasing the amount of the incentive fee to be paid by us to OFS Advisor. OFS Advisor will not be entitled to reimbursement if our distribution rate is lower than the distribution rate made at the time the expenses were reimbursed or if the other operating expense ratio at the time of reimbursement exceeds the expense ratio that was in effect at the time the expenses were reimbursed.
Amended and Restated Dealer Manager Agreement
We previously entered into the Dealer Manager Agreement with OFS Advisor and International Asset Advisory, LLC, a Florida limited liability company (“IAA”) dated August 1, 2016 (the “Prior Dealer Manager Agreement”). On August 3, 2020, the Prior Dealer Manager Agreement was amended and restated (the “Amended Dealer Manager Agreement”) to include CCO Capital, LLC, a Delaware limited liability company (“CCO Capital”), an affiliate of the Company and the Sub-Advisor, as an additional dealer manager in the Offering. From August 3, 2020 through August 31, 2020, CCO Capital and IAA served as “co-dealer managers” and, effective September 1, 2020, IAA assigned and transferred all of IAA’s rights, obligations, interests and benefits under the Amended Dealer Manager Agreement to CCO Capital.
Pursuant to the Amended Dealer Manager Agreement, IAA and CCO Capital collectively provided, and, effective September 1, 2020, CCO Capital has solely provided and will continue to provide, us with certain sales, promotional and marketing services in connection with the Offering, and we have paid to the co-dealer managers, and will continue to pay CCO, an aggregate dealer manager fee of 3.0% of the gross proceeds from sales of our common stock in the Offering (the “Dealer Manager Fee”). The co-dealer managers may, in their discretion, reallow a portion of the Dealer Manager Fee to participating broker-dealers in support of the Offering.
Under the terms of the Amended Dealer Manager Agreement, we have agreed to indemnify the co-dealer managers and any participating broker-dealers, and the co-dealer managers have agreed to indemnify us, against certain losses, claims, damages and liabilities, including but not limited to those arising out of, among other items, (i) any untrue statement or alleged untrue statement of a material fact contained in the private placement memorandum utilized in the Offering and (ii) the omission or alleged omission to state a material fact in the private placement memorandum that is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
On February 2, 2022, the Amended Dealer Manager Agreement was further amended and restated to, among other things, (i) remove IAA from the agreement and (ii) amend the aggregate dealer manager fee to an amount up to 3.0% of the gross proceeds from the sales of the Company’s common stock in the Offering. CCO Capital may, in its discretion, reallow a portion of the Dealer Manager Fee to participating broker-dealers in support of the Offering.
Investment Committees, Investment Allocation and Transactions with Certain Affiliates
OFS Advisor and its affiliates manage other assets and funds, and may manage other entities in the future, including other BDCs, and these other funds and entities may have similar or overlapping investment strategies. OFS Advisor’s Pre-Allocation Investment Committee, Structured Credit Investment Committee, Broadly Syndicated Investment Committee and Middle Market Investment Committee, (the “Middle Market Investment Committee”, and collectively, the “Advisor Investment Committees”), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients. The Middle Market Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Kyde Sharp and Bilal Rashid is responsible for the evaluation and approval of all the investments made by us. The Middle Market Investment Committee also determines appropriate investment sizing and implements ongoing monitoring requirements of our investments.
Our senior management, members of the Advisor Investment Committees, including members of the Middle Market Investment Committee and other investment professionals from OFSAM or its other affiliates, are serving or may serve as officers, directors or principals of (i) entities that operate in the same or a related line of business as we do, (ii) entities in which we invest or in which we are considering making an investment or (iii) investment funds or other investment vehicles managed by OFS Advisor or its affiliates. Through these and other relationships, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of a company under the policies of the Company or applicable law.
Similarly, OFS Advisor and/or its affiliates have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. An investment opportunity that is suitable for multiple clients of OFS Advisor and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that OFS Advisor’s or its affiliates’ efforts to allocate any particular investment opportunity fairly and equitably among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by OFS Advisor and its affiliates or by members of our investment committees.
Because we have elected to be treated as a BDC under the 1940 Act, we are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which we and one or more of our affiliates are engaging together in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of our independent directors. Additionally, without the approval of the SEC, we are prohibited from engaging in purchases or sales of assets or joint transactions with the following affiliated persons: (a) our officers, directors, and employees; (b) OFS Advisor and its affiliates; and (c) OFSAM or its affiliates.
We may, however, invest alongside OFSAM and its affiliates or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that OFS Advisor, acting on our behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit us to invest in any issuer in which OFSAM and its affiliates or a fund managed by OFSAM or its affiliates has previously invested.
On August 4, 2020, we received an order for exemptive relief (the “Order”) from the SEC to permit us to co-invest in portfolio companies with certain other funds, including other BDCs and registered investment companies managed by OFS Advisor (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions. The Order superseded a previous co-investment order we received on October 12, 2016 and provides us with greater flexibility to enter into co-investment transactions with Affiliated Funds. We are generally permitted to co-invest with certain Affiliated Funds if under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
In addition, we may file an amendment to our existing Order to permit us to continue to co-invest in our existing portfolio companies with certain affiliates that are private funds even if such other funds had not previously invested in such existing portfolio company, subject to certain conditions. However, if filed there is no guarantee that such amendment will be granted.
OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Under this allocation policy, if OFS Advisor is actively seeking investments for two or more investment vehicles with similar or overlapping investment strategies, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities under law or in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•the status of tax restrictions and tests and other regulatory restrictions and tests;
•risk and return profile of the investment vehicles;
•suitability/priority of a particular investment for the investment vehicles;
•if applicable, the targeted position size of the investment for the investment vehicles;
•level of available capital for investment with respect to the investment vehicles;
•total amount of funds committed to the investment vehicles; and
•the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on the Order, priority as to opportunities will generally be given to accounts that are in their “ramp-up” period over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.
Conflicts may arise when we make an investment in conjunction with an investment being made by another account managed by OFS Advisor or an affiliate of OFS Advisor (each, an “Affiliated Account”), or in a transaction where an Affiliated Account has already made an investment. Investment opportunities are, from time to time, appropriate for more than one account in the same, different or overlapping securities of a portfolio company’s capital structure. Conflicts arise in determining the terms of investments, particularly where these accounts may invest in different types of securities in a single portfolio company. Questions arise as to whether payment obligations and covenants should be enforced, modified or waived, or whether debt should be restructured, modified or refinanced.
We may invest in debt and other securities of companies in which Affiliated Accounts hold those same securities or different securities, including equity securities. In the event that such investments are made by us, our interests will at times conflict with the interests of such Affiliated Accounts, particularly in circumstances where the underlying company is facing financial distress. Decisions about what action should be taken, particularly in troubled situations, raise conflicts of interest, including, among other things, whether or not to enforce claims, whether or not to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring. The involvement of Affiliated Accounts at both the equity and debt levels could inhibit strategic information exchanges among fellow creditors, including among us or Affiliated Accounts. In certain circumstances, we or an Affiliated Account may be prohibited from exercising voting or other rights and may be subject to claims by other creditors with respect to the subordination of their interest.
In the event that we or an Affiliated Account has a controlling or significantly influential position in a portfolio company, that account may have the ability to elect some or all of the board of directors of such a portfolio company, thereby controlling the policies and operations of such portfolio company, including the appointment of management, future issuances of securities, payment of dividends, incurrence of debt and entering into extraordinary transactions. In addition, a controlling account is likely to have the ability to determine, or influence, the outcome of operational matters and to cause, or prevent, a change in control of such a company. Such management and operational decisions may, at times, be in direct conflict with other accounts that have invested in the same portfolio company that do not have the same level of control or influence over the portfolio company.
If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the accounts may or may not provide such additional capital, and if provided each account will supply such additional capital in such amounts, if any, as determined by OFS Advisor. In addition, a conflict arises in allocating an investment opportunity if the potential investment target could be acquired by us, an Affiliated Account, or a portfolio company of an Affiliated Account. Investments by more than one account of OFS Advisor or its affiliates in a portfolio company also raise the risk of using assets of an account of OFS Advisor or its affiliates to support positions taken by other accounts of OFS Advisor or its affiliates, or that an account may remain passive in a situation in which it is entitled to vote. In addition, there may be differences in timing of entry into, or exit from, a portfolio company for reasons such as differences in strategy, existing portfolio or liquidity needs, different account mandates or fund differences, or different securities being held. These variations in timing may be detrimental to us.
The application of our or an Affiliated Account's governing documents and the policies and procedures of OFS Advisor are expected to vary based on the particular facts and circumstances surrounding each investment by two or more accounts, in particular when those accounts are in different classes of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure) and, as such, there may be a degree of variation and potential inconsistencies, in the manner in which potential or actual conflicts are addressed.
Code of Business Conduct
We have adopted a Code of Business Conduct that applies to, among others, our executive officers, including our Principal Executive Officer and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to our Chief Compliance Officer, Mukya S. Porter, at Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Company’s Code of Business Conduct is also available on our website at www.hancockparkbdc.com. If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct, we will promptly disclose the nature of the amendment or waiver on our website at www.hancockparkbdc.com as well as file a Form 8-K with the SEC.
Hedging Transactions
Our Code of Ethics does not expressly prohibit our directors and executive officers or directors, officers or employees of OFS Advisor and its affiliates from purchasing financial instruments (including prepaid variable forward contracts, options, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock. However, our Code of Ethics requires that our directors and officers or directors, officers or employees of OFS Advisor and its affiliates receive clearance for transactions in any derivative securities with respect to our common stock from our Chief Compliance Officer.
Review, Approval or Ratification of Transactions with Related Persons
The audit committee of our board of directors is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).
Corporate Governance Documents
We maintain a corporate governance webpage labeled “Governance” on www.hancockparkbdc.com.
Our Code of Business Conduct and board committee charters are available at our governance webpage at www.hancockparkbdc.com and are also available to any stockholder who requests them by writing to Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, attention: Tod K. Reichert, Corporate Secretary.
Annual Evaluation
Our directors perform an evaluation, at least annually, of the effectiveness of the board and its committees. As part of the process, each director participates in an interview to provide feedback and perspective on various topics, including among other things:
•    board structure, size and composition, including director skills and experience;
•    committee structure and allocation of responsibilities;
•    conduct of meetings, including cadence, length and opportunity for director input and meaningful discussion;
•    materials and information, including quality, timeliness and relevance;
•    director orientation and continuing education;
•    director performance, including attendance, preparation and participation;
•    access to management and internal and external experts, resources, and support;
•    key areas of focus for the board, including strategy, sustainability, crisis management and shareholder engagement;
•    committee structure and process, member and chair performance, duties and functions and management support; and

•    performance of the board chair, including communication, relationship with management, availability, focus on appropriate issues and inclusiveness.
While results are aggregated and summarized for discussion purposes, individual responses are not attributed to any individual and are kept confidential to ensure honest and candid feedback is received.
Compensation of Officers
None of our officers receives direct compensation from us. Mr. Rashid, our President and CEO, Mr. Cerny, our Chief Financial Officer and Treasurer, Mr. Teune, our Chief Accounting Officer, Ms. Porter, our Chief Compliance Officer, and Mr. Reichert, our Corporate Secretary, are paid by OFSC, subject to reimbursement by us, pursuant to the Administration Agreement, for an allocable portion of such compensation for services rendered to us by such persons. To the extent that OFS Services outsources any of its functions under the Administration Agreement to OFSC under the Staffing Agreement, we will pay the fees associated with such functions on a direct basis without profit to OFS Services.
Our Officers
The following table sets forth the names, ages and positions of our current officers as of August 24, 2022:

Name	Age	Position	Held Position Since
Bilal Rashid	51	Chairman, President and CEO	2015
Jeffrey A. Cerny(1)	59	Chief Financial Officer and Treasurer	2016
Mukya S. Porter(2)	48	Chief Compliance Officer	2017
Tod K. Reichert(3)	61	Corporate Secretary	2017
Ross Teune(4)	54	Chief Accounting Officer	2022

(1)    Jeffrey A. Cerny currently serves as the Chief Financial Officer and Treasurer of Hancock Park, and as a Director, Chief Financial Officer and Treasurer of OFS Capital and OFS Credit. Mr. Cerny also serves as a Senior Managing Director of OFSC and OFS Advisor, as a Vice President of OFSAM, as a member of OFSAM’s investment and executive committees and as a member of various OFSAM, and OFSAM affiliates, investment committees. Mr. Cerny oversees the finance and accounting functions of the aforementioned entities as well as underwriting, credit monitoring and CLO portfolio compliance for OFS Advisor’s syndicated senior loan business. Prior to joining OFSC in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law. Mr. Cerny is NACD (National Association of Corporate Directors) Directorship Certified™.
(2)    Mukya S. Porter currently serves as the Chief Compliance Officer of Hancock Park, OFS Capital, OFS Credit, CIM RACR, OFSC and OFS Advisor, in which capacity she oversees the compliance and risk management functions. Ms. Porter has over 10 years of experience advising investment advisers, investment banks and other financial institutions. Prior to joining OFSC, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management, an alternative investment adviser, from 2012 to 2016, where she was responsible for oversight of the firm’s code of ethics program and the day-to-day management of an affiliated limited-purpose broker dealer. Prior to Oaktree, Ms. Porter held the position of Vice President and Senior Compliance Officer at Pacific Investment Management Company from 2010 to 2012 and prior to that, from 2004 to 2010, worked, first, as a Vice President in the Legal department at Morgan Stanley Global Wealth Management and, subsequently, as a Vice President of Compliance at Morgan Stanley Investment Management. Ms. Porter received a Bachelor of Science degree, magna cum laude, in Biology from Howard University in 1996 and a J.D. from the University of California, Berkeley School of Law in 2001.
(3)    Tod K. Reichert currently serves as Corporate Secretary of Hancock Park, OFS Capital and OFS Credit and as Managing Director, Chief Administrative Officer and General Counsel of OFS Advisor, in which capacity he oversees the legal and operational functions of the firm. Mr. Reichert has over 25 years of experience as a strategic business partner, providing advice on general corporate governance and transactional matters, with a focus on securities laws, compliance, corporate finance, debt and equity investments, and mergers and acquisitions. Prior to joining OFS Advisor, Mr. Reichert served as General Counsel, Chief Compliance Officer and Corporate Secretary of MCG Capital Corporation (NASDAQ: MCGC), managing the legal and compliance departments, overseeing complex litigation, and providing securities law, disclosure and transactional advice to the Board of Directors and senior management team, while serving as a member of the MCG credit committee and SBIC investment committee. Prior to joining MCG, Mr. Reichert worked as an attorney in private practice in New York, Princeton and Boston. Mr. Reichert received his J.D. from the Rutgers University School of Law - Newark and his BFA from the University of North Carolina. Mr. Reichert is NACD (National Association of Corporate Directors) Directorship Certified™.
(4)    Ross Teune currently serves as the Chief Accounting Officer of Hancock Park, OFS Capital and OFS Credit. Mr. Teune also serves as the Chief Financial and Treasurer Officer of OFSAM and OFS Advisor. Mr. Teune has over 25 years of experience in public and private accounting. From 2010 to 2021, Mr. Teune was the Chief Financial Officer and Treasurer for Golub Capital BDC, Inc. (together with its affiliates, “Golub Capital”). From 2007 to 2010, Mr. Teune served as a Senior Vice President at Golub Capital, providing financial supervision and leadership over Golub Capital’s private limited partnerships. Prior to joining Golub Capital, from 2006 to 2007, Mr. Teune served as Vice President of Strategic Planning at Merrill Lynch Capital where he was responsible for evaluating and implementing new business initiatives and managing the company’s strategic planning process. From 2002 to 2006, Mr. Teune was Vice President of Financial Planning and Reporting at Antares Capital Corporation. Mr. Teune also worked at Heller Financial Corporation as Group Finance Officer of the Structured Finance Division from 1995 to 2002 and began his career at KPMG, LLP as a Senior Auditor from 1990 to 1995. Mr. Teune graduated from Hope College with a Bachelor of Science degree in Accounting and is a Certified Public Accountant (inactive).

FISCAL YEAR 2021 DIRECTOR COMPENSATION
The following table sets forth the compensation paid to our directors for the year ended December 31, 2021:

Name	Fees Earned or Paid in Cash from the Company(2) ($)	Stock Awards ($)	Total from the Company ($)	Total Compensation Paid by the Company and the Fund Complex(4) ($)
Marc I. Abrams(1)	12,500	—	12,500	112,500(5)
Elaine E. Healy	12,500	—	12,500	112,500 (5)
Bilal Rashid(2)	—	—	—	—

(1)On January 3, 2022, Marc I. Abrams notified the board of directors of his intention to retire. Mr. Abrams’s resignation from the board of directors, and from each of the committees of the board of directors on which he served, was effective on January 4, 2022. On January 5, 2022, the board of directors, upon the recommendation of the Nominating and Corporate Governance Committee, voted to appoint Ashwin Ranganathan as a Class I director of the board of directors, the chair of the Nominating and Corporate Governance Committee and a member of the Audit Committee, to fill the vacancy created by Mr. Abrams’s retirement and resignation.
(2)No compensation is paid to directors who are “interested persons.”
(3)Each independent Director is entitled to receive annual cash retainer fees, determined based on the Company’s net assets as of the end of each fiscal quarter. In addition, independent Directors will receive an additional annual fee for serving on one or more committees of the Board. Amounts payable under this arrangement are determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer	Annual Committee Retainer (regardless of the number of committees the independent director serves on)
$0 to $50 million	$10,000	$2,500
$50 to $100 million	$20,000	$2,500
> $100 million	$30,000	$2,500
(4)The “Fund Complex” includes the Company, OFS Capital, OFS Credit and CIM RACR.
(5)Total compensation paid to each director includes $12,500 paid by the Company and $100,000 paid by OFS Capital, as applicable.

PROPOSAL TWO
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board Recommendation
Our board of directors recommends a vote “FOR” the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022.
Our board of directors has selected the firm of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, subject to ratification by stockholders. If this proposal is not approved at the Annual Meeting, our board of directors will reconsider its appointment of KPMG LLP.
KPMG LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our subsidiaries.
Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.
Auditors’ Fees
The following table summarizes the aggregate fees of KPMG LLP, the Company’s current independent registered public accounting firm billed for each of the last two fiscal years:

Fee Category	Fiscal Year Ended December 31, 2021 ($)	Fiscal Year Ended December 31, 2020 ($)
Audit Fees(1)	297,566	215,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	51,467	49,730
All Other Fees(4)	—	—
Total Fees(5)	349,033	264,730

(1)    Audit fees consist of fees billed, including out-of-pocket expenses, for professional services rendered for the audit of our year-end financial statements, 10-Q reviews and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.
(2)    Audit-related services consist of fees billed, including out-of-pocket expenses, for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
(3)    Tax fees consist of fees billed, including out-of-pocket expenses, for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.
(4)    Fees for other services would include fees for products and services other than the services reported above.
(5)    All fees set forth above were approved by our audit committee pursuant to its pre-approval policy.
Pre-Approval Policies and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the audit committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the audit committee. However, in urgent cases, the audit committee chair may pre-approve audit and non-audit services (other than prohibited non-audit services), provided that the audit committee chair reports any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.
The audit committee has determined that the rendering of the services other than audit services currently being provided by KPMG LLP is compatible with maintaining the independent registered public accounting firm’s independence.

Audit Committee Report
The audit committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2021 and has discussed these consolidated financial statements with the Company’s management and KPMG LLP, the Company’s independent registered public accounting firm. Management is responsible for the preparation of the Company’s consolidated financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. KPMG LLP is responsible for conducting an independent audit of the Company’s annual consolidated financial statements in accordance with generally accepted auditing standards and issuing a report on the results of their audit. The audit committee is responsible for providing independent, objective oversight of these processes.
The audit committee has discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board.
KPMG LLP also provided the audit committee with written disclosures and a letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communication with the audit committee concerning independence and has discussed with KPMG LLP its independence.
Based on the review and discussions referred to above, the audit committee recommended to the Company’s board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
By the Audit Committee of the Board of Directors of Hancock Park Corporate Income, Inc.:
Elaine E. Healy, Chair
Ashwin Ranganathan

Required Vote
The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the result of the vote.
SUBMISSION OF STOCKHOLDERS PROPOSALS
In order to be included in the proxy materials for our 2023 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, stockholders’ proposals must be received by us at our principal executive offices no later than May 11, 2023.
Pursuant to the Company’s bylaws, stockholder proposals or director nominations to be presented at the 2023 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be delivered to, or mailed and received at, the principal executive offices of the Company not later than the one hundred twentieth (120th) day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting was released to stockholders. For the Company’s 2023 annual meeting of stockholders, the Company must receive such proposals and nominations no later than May 11, 2023. If the date of the annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the one hundred fiftieth (150th) day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the one hundred twentieth (120th) day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Proposals must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority. Pursuant to Rule 14a-4 of the Exchange Act, discretionary authority will apply when a choice is not specified by the stockholder provided that the proxy states in bold-face type how it is intended to vote the shares.
Pursuant to the Company’s bylaws, for a director nomination or other business to be considered for the next annual meeting of stockholders, notice must be provided in writing and delivered to the Corporate Secretary of the Company at the Company’s principal executive office by May 11, 2023 but not before April 11, 2023. Notices of intention to present proposals at the 2023 annual meeting of stockholders should be addressed to Tod K. Reichert, our Corporate Secretary, Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Hancock Park Corporate Income, Inc., 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary, telephone: (847) 734-2000. In the future, if you want to receive separate copies of the proxy statement or annual report to stockholders, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
OTHER MATTERS
Our board of directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.
GENERAL
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2021, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON AUGUST 24, 2022, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO TOD K. REICHERT, CORPORATE SECRETARY, HANCOCK PARK CORPORATE INCOME, INC., 10 SOUTH WACKER DRIVE, SUITE 2500, CHICAGO, ILLINOIS 60606 (TELEPHONE NUMBER 1-847-734-2000) OR D.F. KING, THE COMPANY’S PROXY SOLICITOR (TELEPHONE NUMBER (866) 406-2284). A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.
PLEASE VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE AS PROVIDED IN THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD, OR COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
By Order of the Board of Directors,
Tod K. Reichert
Corporate Secretary
Chicago, Illinois
September 8, 2022

HANCOCK PARK CORPORATE INCOME, INC.
PRIVACY NOTICE
We are committed to maintaining your privacy and to safeguarding your nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties. This Privacy Notice sets forth Hancock Park Corporate Income, Inc.’s (“our,” “we,” or the “Company”) policies with respect to non-public personal information provided to us. These policies apply to stockholders in the Company and may be changed at any time, provided a notice of such change is given to you. This notice replaces all previous statements of our privacy policy.
Information We Collect
You may provide us with non-public personal information, such as your name, address, e-mail address, social security and/or tax identification number, assets and/or income information: (i) in a trading confirmation or other related account or transaction documentation; (ii) in correspondence and conversations with us and our representatives; and (iii) through transactions in the Company.
Where do we obtain your personal data?
We may collect, and may have collected, information about you from a number of sources, including from you directly:

	WHAT	HOW
1	Information that you give us	•when you provide, or provided, it to us in correspondence and conversations •when you have made / make transactions
2	Information we obtain from others
•publicly available and accessible directories and sources
•tax authorities, including those that are based outside the jurisdiction where you are located if you are subject to tax in another jurisdiction
•governmental and competent regulatory authorities to whom we have regulatory obligations
•credit agencies
•fraud prevention and detection agencies and organizations

Why do we process your personal data?
We may process your personal data for the following reasons:

	WHY	HOW
1	Obligations	It is necessary to perform our obligations to: •administer, manage and set up your investment •facilitate the transfer of funds, and administering and facilitating any other transactions

2	Compliance with law
It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject to:
•verify the identity and addresses of our investors (and, if applicable their beneficial owners)
•comply with requests from regulatory, governmental, tax and law enforcement authorities
•conduct surveillance and investigation
•carry out audit checks
•maintain statutory registers
•prevent and detect fraud
•comply with the U.S Office of Foreign Assets Control list and other governmental sanctions lists

3	Our legitimate interests
For our legitimate interests or those of a third party to:
•address or investigate any complaints, claims, proceedings or disputes
•provide you with, and inform you about, our investment products and services
•monitor and improve our relationships with investors
•send direct marketing communications to you
•comply with applicable regulatory obligations
•manage our risk and operations
•comply with our accounting and tax reporting requirements
•comply with our audit requirements
•assist with internal compliance with our policies and process
•ensure appropriate group management and governance
•keep our internal records
•prepare reports on incidents / accidents
•protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)
•analyze and manage commercial risks
•seek professional advice, including legal advice
•enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or our rights or obligations to evaluate proposed transactions
•facilitate business asset transactions involving the Company or related investment vehicles
•monitor communications to/from us using our systems
•protect the security and integrity of our IT systems

We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.

How We Share Information We Collect
We may share any of the non-public personal information collected from our stockholders, or prospective or former stockholders with our affiliates, such as our investment adviser, and to certain service providers such as our accountants, attorneys, auditors, transfer agents and brokers, in each case for our everyday business purposes, such as to facilitate the acceptance and management of your investment or account and our relationship with you, or as otherwise permitted by applicable law. We may also disclose the information we collect:
1.    As Authorized – if you request or authorize disclosure of the information, in each case in accordance with the agreements governing your investment;
2.    As required by law – for example, to cooperate with any government regulators, self-regulatory organization or law enforcement authorities;
3.    As otherwise permitted by law – for example, (i) to service providers who maintain, process or service the Company; (ii) in connection with the making, management or disposition of any fund investment; (iii) as otherwise necessary to effect, administer or enforce investment or fund transactions; or (iv) in connection with a sale or other transfer of the Company. We may also share information with attorneys, accountants, other service providers and with persons otherwise acting in a representative or fiduciary capacity on behalf of investors or the fund;
4.    To service providers – we may share information with service providers that perform marketing services on our behalf.
We do not, and will not, sell personal data to third parties.
Consent and your right to withdraw it
We do not generally rely on obtaining your consent to process your personal data. If we do, you have the right to withdraw this consent at any time. Please contact us at 1-833-687-3622 or send us an email at privacy@ofsmanagement.com at any time if you wish to do so.
Personal data from minors
We do not offer financial services and products to minors and do not intend to collect personal information from children under the age of 16. We follow all local legal requirements with respect to the collection and processing of a minor’s personal information.
Retention and deletion of your information
As a general principle, we do not retain your personal data for longer than we need it. We keep your personal data only for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, or where longer, such longer period as is required by law or regulatory obligations which apply to us. For example, we will generally retain personal information about you throughout the life cycle of any investment you are involved in.
Your GDPR rights
Individuals located in the EU may have certain data protection rights, including:
•the right to access your personal data
•the right to restrict the use of your personal data
•the right to have incomplete or inaccurate data corrected
•the right to ask us to stop processing your personal data
•the right to require us to delete your personal data in some limited circumstances
•the right to request information, with respect to our practices within the 12 months prior to your request, regarding the specific personal data we have collected from you, the sources from which we obtained it, the purposes for which we collected, used and shared the personal data, and the categories of third parties with whom we have shared it.
You also have a right to object to processing of your personal data where that processing is carried out for our legitimate interest or for direct marketing.
You also have the right in some circumstances to request for us to “port” your personal data in a portable, re-usable format to other organizations (where this is possible).
You also have the right to lodge a complaint about the processing of your personal data with your local data protection authority.
You may exercise your right to make these requests/objections by contacting us at 1-833-687-3622 or sending us an email at privacy@ofsmanagement.com at any time if you wish to do so.

Your rights under the California Consumer Privacy Act (“CCPA”)
Residents of California may have certain data protection rights under CCPA relating to certain personal information, including:
•the right to disclosure of personal data collected and processed
•the right to “opt-out” of personal data to be sold
•the right to require us to delete your personal data in some limited circumstances
Nonpublic information of individual consumer investors is subject to the Gramm-Leach-Bliley Act and the disclosures in the main section of this notice.
Your Right to Request Disclosure of Information We Collect and Share about You
If you are a California resident, the CCPA grants you the right to request certain information about our practices with respect to personal information. In particular, you can request the following:
1.The categories of your personal information that we’ve collected.
2.The specific pieces of your personal information that we’ve collected.
3.The categories of sources from which we collected personal information.
4.The business or commercial purposes for which we collected personal information.
5.The categories of third parties with which we shared personal information.
You can submit a request to us for the following additional information regarding the categories of personal information that we’ve shared with service providers who provide services for us, like processing your bill.
To exercise your CCPA rights with request to this information, contact us at 1-833-687-3622 or send us an email at
privacy@ofsmanagement.com at any time.
Your Right to Request the Deletion of Personal Information
Upon your request, we will delete the personal information we have collected about you, except for situations when that information is necessary for us to: provide you with a product or service that you requested; perform a contract we entered into with you; maintain the functionality or security of our systems; comply with or exercise rights provided by the law; or use the information internally in ways that are compatible with the context in which you provided the information to us, or that are reasonably aligned with your expectations based on your relationship with us.
To exercise your right to request the deletion of your personal information, please contact us at 1-833-687-3622 or sending us an email at privacy@ofsmanagement.com at any time if you wish to do so.
Your Right to Ask Us Not to Sell Your Personal Information
We do not, and will not, sell your personal information.
Our Support for the Exercise of Your Data Rights
We are committed to providing you control over your personal information. If you exercise any of these rights explained in this section of the Privacy Policy, we will not disadvantage you. You will not be denied or charged different prices or rates for goods or services or provided a different level or quality of goods or services.
How We Will Handle a Request to Exercise Your Rights
For requests for access or deletion, we will first acknowledge receipt of your request. We will provide a substantive response to your request as soon as we can, generally within 45 days from when we receive your request, although we may be allowed to take longer to process your request under certain circumstances. If we expect your request is going to take us longer than normal to fulfil, we’ll let you know.
When you make a request to access or delete your personal information, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.
You may also designate an authorized agent to submit requests on your behalf. If you do so, you will be required to verify your identity by providing us with certain personal information as described above. Additionally, we will also require that you provide the agent with written permission to act on your behalf, and we will deny the request if the agent is unable to submit proof to us that you have authorized them to act on your behalf.
You may exercise your right to make these requests/objections by contacting us at 1-833-687-3622 or sending us an email at privacy@ofsmanagement.com at any time if you wish to do so. These requests for disclosure are generally free.
We may not, and will not, discriminate against any California Consumer who exercises his/her rights as set forth in this policy.
Concerns or queries
We take your concerns very seriously. We encourage you to bring to our attention any concerns you may have about our processing your personal data.

This Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.
Safeguards and Compliance

Except as permitted by law, we require all non-affiliated third-party service providers to whom we disclose non-public personal information about our customers to enter into confidentiality agreements with us.
We implement and maintain reasonable security appropriate to the nature of the personal information that we collect, use, retain, transfer or otherwise process, and will take reasonable steps to protect your personal data against loss or theft, as well as from unauthorized access, disclosure, copying, use or modification, regardless of the format in which it is held. While we are committed to developing, implementing, maintaining, monitoring and updating a reasonable information security program, unfortunately, no data transmission over the Internet or any wireless network can be guaranteed to be 100% secure.  Data security incidents and breaches can occur due to vulnerabilities, criminal exploits or other factors that cannot reasonably be prevented.  Accordingly, while our reasonable security program is designed to manage data security risks and thus help prevent data security incidents and breaches, it cannot be assumed that the occurrence of any given incident or breach results from our failure to implement and maintain reasonable security. As a result, while we strive to protect your personal information, you acknowledge that: (a) there are security and privacy limitations of the Internet which are beyond our control; (b) the security, integrity, and privacy of any and all information and data exchanged between you and us through the website cannot be guaranteed; and (c) any such information and data may be viewed or tampered with in transit by a third party.
If you have any questions regarding this policy or the treatment of your non-public personal information, please contact us at 1-833-687-3622 or send us an email at privacy@ofsmanagement.com.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
HANCOCK PARK CORPORATE INCOME, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 19, 2022
The undersigned, revoking all prior proxies, hereby appoints Tod K. Reichert and Ross Teune as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all shares of common stock of Hancock Park Corporate Income, Inc. held of record by the undersigned on August 24, 2022 at the Annual Meeting of Stockholders to be held on October 19, 2022 at 10:00 a.m., local time, at 10 South Wacker Drive, 25th Floor, Chicago, Illinois 60606, and any adjournments or postponements thereof. The undersigned hereby directs Messrs. Reichert and Teune to vote in accordance with their best judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice as specified by the undersigned.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE OF OUR BOARD OF DIRECTORS UNDER PROPOSAL 1, FOR PROPOSAL 2 AND, IN THE DISCRETION OF MESSRS. REICHERT AND TEUNE, ON ANY OTHER ITEMS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. ATTENDANCE OF THE UNDERSIGNED IN PERSON AT THE ANNUAL MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL NOT BE DEEMED TO REVOKE THE PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING.

(Continued and to be signed on the reverse side)

HPCI

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on October 18, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on October 18, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

HANCOCK PARK CORPORATE INCOME, INC.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE LISTED DIRECTOR NOMINEE AND FOR PROPOSAL 2.

Election of Director

	For Nominee	Withhold from Nominee
1. The election of the following person (except as marked to the contrary) as a director who will serve as a Class III director of Hancock Park Corporate Income, Inc. until 2025, or until her successor is elected and qualified.	☐	☐

Nominee: Class III Director

1a. Elaine E. Healy

	YES	NO
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature	Date	Signature (Joint Owners)	Date

[PLEASE SIGN WITHIN BOX]